EXHIBIT 10.32

                               EIGHTH AMENDMENT TO
                AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT


         THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT (the "Eighth Amendment") is made and entered into as of the 30th day of September, 2004, by and among (i) (a) UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation with its principal place of business located at 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523 ("United"), and (b) VISION MORTGAGE GROUP, INC., an Illinois corporation with its principal place of business located at 3910 N. Mulford Road, Rockford, Illinois 61114 ("Vision") (collectively, the "Company"), (ii) (a) NATIONAL CITY BANK OF KENTUCKY, a national banking association with a place of business located at 101 South Fifth Street, Louisville, Kentucky 40202 ("National City"), (b) BANK ONE, NA, a national banking association with its principal place of business located in Chicago, Illinois ("Bank One"), (c) COMERICA BANK, a Michigan banking corporation with its principal place of business located at 500 Woodward Avenue,
MC: 3256, Detroit, Michigan 48226 ("Comerica"), (d) COLONIAL BANK, N.A., a national banking association with a principal place of business located at 201
E. Pine Street, Suite 730, Orlando, Florida 32801 ("Colonial"), and (e) HSBC BANK USA, a New York state banking corporation with its principal place of business at One HSBC Center, 27th Floor, Buffalo, New York 14203 ("HSBC") (National City, Bank One, Comerica, Colonial and HSBC are each individually referred to as a "Bank" and collectively as the "Banks"), and (iii) NATIONAL CITY BANK OF KENTUCKY, in its capacity as Agent for the Banks (in such capacity, the "Agent").

         P R E L I M I N A R Y S T A T E M E N T:

         A. Pursuant to that certain Amended and Restated Warehousing Credit Agreement dated as of August 1, 2003, among the Company, the Banks party thereto and the Agent, as heretofore amended from time to time (the "Existing Credit Agreement"), the Agent and the Banks have established a warehousing line of credit facility in favor of the Company in the current maximum principal amount of One Hundred Ten Million Dollars ($110,000,000.00) (the "Warehouse Line"), for the purposes set forth therein.

         B. The Company has now requested that the Agent and Banks amend the Existing Credit Agreement in order to (i) extend the Maturity Date to August 28, 2005, (ii) add Vision as a joint and several co-borrower under the Existing Credit Agreement and each of the other Loan Documents described therein, (iii) modify certain pricing provisions of the Existing Credit Agreement, (iv) modify certain covenants contained in the Existing Credit Agreement, and (v) provide for certain other modifications thereto.

         C. The Agent and the Banks are willing to and desire to amend the Existing Credit Agreement in the manner described above, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Existing Credit Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Existing Credit Agreement.

         2. The following definitions, as contained in ARTICLE 1 of the Existing Credit Agreement, are hereby amended and restated in their entirety to read as follows:

                  "ALT A Loan" shall mean a Conforming Loan: (i) the entire interest of which is owned by the Company and which is secured by a Conforming Mortgage; (ii) which is not an FHA Loan or VA Loan; (iii) which meets the underwriting criteria of any or all of the Fannie Mae, FHLMC or GNMA; (iv) which conforms to the underwriting criteria of Approved Investors for loans which are commonly referred to in the secondary market as "ALT A" loans, as defined by the

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Agent; and (v) which has a FICO Score equal to or in excess of 620; provided:
(a) no default has occurred and is continuing on such Loan, and (b) such Loan is not an Aged Loan.

                  "Alternative Lending Advance Sublimit" shall mean an amount equal to fifteen percent (15%) of the Total Warehouse Line Commitment; subject, however, to the further limitation that the aggregate outstanding principal amount of all Subprime Loans shall not exceed ten percent (10%) of the Total Warehouse Line Commitment.

                  "Alternative Lending Loan" shall mean a Loan the entire interest of which is owned by the Company and which is one of the following: (i) a HELOC Loan; (ii) a Subprime Loan; or (iii) a Second Mortgage Loan; provided, however, (a) no default has occurred and is continuing on such Loan, (b) such Loan is pledged as Collateral within thirty (30) calendar days of origination, purchase or conversion, (c) such Loan has no more than one (1) principal/interest payment past due, (d) such Loan shall be subject to a Firm Commitment, and (e) such Loan shall have a FICO Score equal to or in excess of 580.

                  "Company" shall collectively mean United Financial Mortgage Corp. ("United") and Vision Mortgage Group, Inc. ("Vision"), as joint and several co-borrowers and co-debtors, as applicable, for all purposes under this Credit Agreement, the Warehouse Notes and each of the other Loan Documents.

                  "Eligible Collateral" shall mean, collectively and as of any date, the following:

                  (a) Each Loan (i) which is a Dry Loan, a Wet Loan, a Jumbo Loan, a Super Jumbo Loan, an ALT A Loan, an Extended Period Shipped Loan, a Repurchase Loan, and Alternative Lending Loan or an Aged Loan which has not been pledged as Collateral for more than One Hundred Eighty (180) calendar days (calculated from the date upon which the Advance relating to such Loan is made hereunder), without duplication, (ii) which constitutes Collateral, (iii) which has not been under Trust Receipt in accordance with the terms of the Security Agreement for more than the maximum number of days allowed under the Security Agreement, (iv) which has not been shipped to an Approved Investor for more than the maximum number of days allowed by the Security Agreement and no purchase proceeds have been received by the Agent, (v) in respect of which the representations, warranties and agreements contained in this Credit Agreement and the Security Agreement are true and correct, and (vi) which is subject to a Firm Commitment or Standby Commitment;

                  (b) Repurchase Loan Receivables, provided that each Repurchase Loan meets the following conditions: (i) payments are more than ninety (90) days past due when repurchased by the Company; (ii) no notice or other indication has been given by FHA or VA challenging the obligation of FHA or VA to pay the full amount due on any insurance or guaranty certificate in connection with such Repurchase Loans (and in the good-faith estimation of the Company, no such challenge is forthcoming); (iii) the Repurchase Loan does not have any payments more than seven hundred twenty (720) days past due (unless the Company of such Repurchase Loan filed a voluntary bankruptcy petition or had an involuntary bankruptcy petition filed against it while the payments on such mortgage loan were past due, in which case such seven hundred twenty (720) day period shall be extended to one thousand eighty (1080) days); (iv) each Repurchase Loan Advance shall be due and payable no later than one hundred eighty (180) days after the date of Advance, or earlier upon receipt of proceeds from the sale of the property, sale of the mortgage or settlement of the claim with the investor, insurer or guarantor; (v) not more than one hundred eighty (180) days have passed since the foreclosure sale or transfer in lieu of foreclosure with respect to the Repurchase Loan; (vi) not more than one hundred eighty (180) days have passed since reinstatement of the Repurchase Loan; and (vii) the Repurchase

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Loan shall not be a mortgage loan which in the good faith estimation of the
Company is deemed to be a "no bid" candidate under the current VA practice, provided that such estimation by the Company may take into account the amount of any buy down of the principal balance of such Repurchase Loan which (i) has actually been made by the Company, or (ii) is anticipated to be made by the Company, provided that the amount of any such anticipated buy down shall be deducted from the Collateral Value of such Repurchase Loan;

                  (c) Pledged Servicing Rights; and

                  (d) Each Loan (i) that is a Discretionary Loan (as defined in
SECTION 9.20 hereof) without duplication, (ii) that constitutes Collateral, and
(iii) that is not subject to any lien or security interest other than that granted under the Credit Agreement and the Security Agreement.

                  "HELOC Loan" shall mean an Alternative Lending Loan secured by a Home Equity Mortgage which either (a) has a face amount not in excess of Three Hundred Fifty Thousand Dollars ($350,000.00) or (b) has a face amount in excess of Three Hundred Fifty Thousand Dollars ($350,000.00) and is pre-approved by the Agent in writing in its sole and absolute discretion, provided, however, the aggregate amount of such pre-approved Loans over Three Hundred Fifty Thousand Dollars ($350,000.00) shall in no event exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00), the entire interest of which is owned by the Company and which is subject to a Firm Commitment, provided that (i) no default has occurred and is continuing on such Loan, (ii) such Loan shall have a FICO score equal to or in excess of the requirements of the applicable Approved Investor,
(iii) such Loan shall have a combined loan-to-value ratio at origination of not more than ninety-five percent (95%), and (iv) such Loan is not an Aged Loan.

                  "Maturity Date" shall mean August 28, 2005; provided that the Agent and the Banks shall have the option, in their sole, absolute discretion, either one time or from time to time, to extend the Maturity Date for an additional period not to exceed three hundred sixty four (364) days. If the Maturity Date is extended, the term "Maturity Date" shall mean the date of expiration of such extension.

                  "Subprime Loan" shall mean an Alternative Lending Loan: (i) the entire interest of which is owned by the Company and which is secured by a Subprime Mortgage; (ii) which is not an FHA or VA loan; (iii) which does not meet the underwriting criteria of any or all the Fannie Mae, FHLMC, or GNMA; and
(iv) which conforms to the underwriting criteria of Approved Investors for loans which are "B" or "C" loans, as defined by Agent; provided: (a) no default has occurred and is continuing on such Loan, (b) such Loan shall have a FICO score equal to or in excess of the requirements of the applicable Approved Investor,
(c) such Loan shall have a combined loan-to-value ratio at origination of not more than ninety percent (90%), (d) such Loan shall be subject to a Firm Commitment, (e) such Loan is not an Aged Loan, and (f) such Loan does not have a face amount in excess of Three Hundred Fifty Thousand Dollars ($350,000.00).

                  "Super  Jumbo   Advance   Sublimit"   shall  mean  an  amount
equal  to  Five  Million   Dollars ($5,000,000.00).

                  "Swing Note" shall mean the Amended and Restated Swing Promissory Note dated as of September 30, 2004, jointly and severally made by United and Vision, payable to the order of the Agent, and in the face principal amount of Twenty Million Dollars ($20,000,000.00), a form of which is attached hereto as EXHIBIT E and made a part hereof by this reference, as the same may be amended, modified, renewed, replaced and/or restated from time to time, and which shall evidence all Swing Advances.

                  "Warehouse Notes" shall mean, collectively, (i) that certain Amended and Restated Warehouse Promissory Note dated as of September 30, 2004, made by United and Vision, jointly and severally, payable to the order of National City, in the current principal amount of Thirty-Five Million Dollars ($35,000,000.00), a form of which is attached hereto as EXHIBIT C-1 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (ii) that certain Amended

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and Restated Warehouse Promissory Note dated as of September 30, 2004, made by
United and Vision, jointly and severally, payable to the order of Bank One, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as EXHIBIT C-2 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iii) that certain Amended and Restated Warehouse Promissory Note dated as of September 30, 2004, made by United and Vision, jointly and severally, payable to the order of HSBC Bank USA, and in the face principal amount of Fifteen Million Dollars ($15,000,000.00), a form of which is attached hereto as EXHIBIT C-3 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iv) that certain Amended and Restated Warehouse Promissory Note dated as of September 30, 2004, made by United and Vision, jointly and severally, payable to the order of Comerica, and in the face principal amount of Ten Million Dollars ($10,000,000.00), a form of which is attached hereto as EXHIBIT C-4 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (v) that certain Amended and Restated Warehouse Promissory Note dated as of September 30, 2004, made by United and Vision, jointly and severally, payable to the order of Colonial, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as EXHIBIT C-5 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, and (vi) when executed and delivered, any such additional Warehouse Promissory Note, made by the Company, payable to the order of any respective Applicant Financial Institution as shall be added as a "Bank" hereunder, and in the face principal amount of such Applicant Financial Institution's Warehouse Line Commitment, substantially in the form of the Warehouse Promissory Note attached hereto as EXHIBIT C-1 (other than the amount thereof), as the same may thereafter be amended, modified, renewed, replaced and/or restated from time to time."

                  "Working Capital Advance Sublimit" shall mean the least of:
(i) sixty-five percent (65%) of the appraised value of the Pledged Servicing Rights as determined pursuant to the most recent Appraisal of Pledged Servicing Rights prepared pursuant to SECTION 7.3(F) hereof, (ii) one percent (1.00%) of the unpaid principal balance of the residential mortgages related to the Pledged Servicing Rights, or (iii) an amount equal to Ten Million Dollars ($10,000,000.00).

         3. ARTICLE 1 of the Existing Credit Agreement is further amended by amending the definition of "Collateral Value" contained therein by deleting the last paragraph thereof in its entirety.

         4. ARTICLE 1 of the Existing Credit Agreement is further amended by adding the following definition to read in its entirety as follows:

                  "FICO Score" shall mean the credit score obtained by using the credit score methodology provided by Fair Isaac and Company.

         5. SECTION 2.2(A) of the Existing Credit Agreement is hereby amended by amending and restating the reference to "Fifteen Million Dollars
($15,000,000.00)" contained therein to read in its entirety as "Twenty Million Dollars ($20,000,000.00)".

         6. SECTION 2.8(A) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Applicable Rates of Interest. Effective October 1, 2004, each Advance shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise). The outstanding principal balance of the Swing Note and each Balance Funded Bank's Warehouse Note shall bear interest as follows: (i) at the per annum rate equal to one and one-quarter of one percent (1.25%) (the "Balance Funded Rate") for that portion of the Average Monthly Aggregate Outstanding Warehouse Balance of a

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Balance Funded Bank's Warehouse Note which does not exceed the Average Monthly
Available Deposits maintained by the Company with such Balance Funded Bank, and
(ii) at the per annum rate equal to LIBOR plus one and one-quarter of one percent (1.25%) for that portion of the Average Monthly Aggregate Outstanding Warehouse Balance of a Balance Funded Bank's Warehouse Note which exceeds such Average Monthly Available Deposits maintained by the Company with such Balance Funded Bank. The outstanding principal balance of each Warehouse Note for each Bank which is not a Balance Funded Bank shall bear interest at the per annum rate equal to LIBOR plus one and one-quarter of one percent (1.25%) (the "Base Rate")."

         7. SECTION 2.14(B) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Usage Fee. Effective October 1, 2004, United and Vision jointly and severally agree to pay to the Agent and the Banks the following usage fees (the "Usage Fees"): (i) a usage fee computed at the rate of one and one-quarter of one percent (1.25%) per annum times the average monthly aggregate unpaid principal balance for all Repurchase Loan Advances and all Aged Loan/Extended Period Shipped Loan Advances, (ii) a usage fee computed at the rate of one-half of one percent (.50%) per annum times the average monthly aggregate unpaid principal balance for all Subprime Loan Advances, (iii) a usage fee computed at the rate of nine-tenths of one percent (.90%) per annum times the average monthly aggregate unpaid principal balance for all Working Capital Loan Advances, and (iv) a usage fee computed at the rate of fifteen-hundredths of one percent (.15%) per annum times the average monthly aggregate unpaid principal balance for all Alternative Lending Advances which are not Subprime Loan Advances."

         8. SECTIONS 5.2 AND 5.3 of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  "5.2     Leverage Ratio.  The ratio of Total  Indebtedness
to Adjusted  Tangible Net Worth shall not exceed 12.5 to 1.

                  5.3 Minimum Adjusted Tangible Net Worth. The Adjusted Tangible Net Worth of the Company shall at all times be greater than Twenty Million Dollars ($20,000,000.00).

         9. SECTION 7.1(U) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(u) MERS. During any time during which the Company is using the MERS System, the Company shall (a) at all times, maintain its status as a MERS Member, (b) at all times, employ officers who have the authority, pursuant to a corporate resolution from MERS, to execute assignments of mortgage in the name of MERS in the event deregistration from the MERS System is necessary or desirable, (c) at all times remain in full compliance all terms and conditions of membership in MERS, including the MERSCORP, Inc. "Rules of Membership" most recently promulgated by MERSCORP, Inc., the "MERS Procedures Manual" most recently promulgated by MERS, and any and all other guidelines or requirements set forth by MERS or MERSCORP, as each of the foregoing may be modified from time to time, including, but in no way limited to compliance with guidelines and procedures set forth with respect to technological capabilities, drafting and recordation of mortgages, registration of mortgages on the MERS System, including registration of the interest of the Agent and the Banks in such mortgages and membership requirements, (d) promptly, upon the request of the Agent, execute and deliver to the Agent an assignment of mortgage, in blank, with respect to any MERS Mortgage that the Agent determines shall be removed from the MERS System, (e) at all times maintain the Electronic Tracking Agreement in full force and effect, and (f) immediately provide to Agent a copy

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of any notice received from MERS or MERSCORP pursuant to Section 4(a) of the
Electronic Tracking Agreement. The Company shall not de-register or attempt to de-register any mortgage from the MERS System unless the Company has complied with the requirements set forth in the Electronic Tracking Agreement and the requirements hereof and the Security Agreement relating to a release of Collateral."

         10. SECTION 7.2 of the Existing Credit Agreement is hereby amended by adding a new subsection (n) thereto to read in its entirety as follows:

                   "(n) Mortgage Loan Early Purchase and Sale/Repurchase Facilities. The Company shall not enter into any agreement providing facilities for the early purchase or the sale and repurchase of mortgage loans and/or mortgage backed securities without the prior written consent of the Agent thereto. Notwithstanding the foregoing, in the event the Agent consents to the Company entering into agreements for such facilities, at the Agent's request, the Company covenants and agrees to execute and deliver an Inter-Creditor Agreement, fully executed by all of the Company's then current and proposed mortgage warehouse lenders and parties to such early purchase and sale/repurchase facilities, substantially in a form prescribed by the Agent, on or before the date of implementation of such facilities."

         11. SECTION 9.20 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "9.20 Consent of Banks. Any amendment or modification of this Credit Agreement or any other Loan Document, or waiver of any term or provision hereof or thereof, shall require the affirmative written consent of the Agent and the Requisite Banks; provided, notwithstanding anything herein to the contrary, the following shall require the affirmative written consent of the Agent and all of the Banks: (i) except as permitted under the terms of the Security Agreement, the release of any part of the Collateral from the liens respectively created by the Loan Documents, (ii) the termination, cancellation or release of any Loan Documents, (iii) the decrease in the interest rate(s) borne by the Advances, other than decreases in the interest rate(s) borne by the Advances by virtue of any decreases or changes in the LIBOR as expressly contemplated herein, (iv) any reduction in the amount of the installments of principal due under this Credit Agreement or the Notes or in the aggregate principal amount of principal due thereunder, (v) any extension of the Termination Date or the due dates of any installments of principal of and/or accrued interest on the Notes, (vi) any change in the definition of the term Requisite Banks or any of the various advance sublimits, (vii) any change in the amount or the calculation of the Usage Fees or Non-Usage Fee, (viii) any change in the computation of (including any change in the definition of any term used in) the Warehouse Borrowing Base, or (ix) any amendment to SECTIONS 2.7, 2.16,
9.15 AND 9.18 hereof or this SECTION 9.20 or any other section of this Credit Agreement that expressly requires the consent of all of the Banks. In addition to the foregoing, and notwithstanding anything in this Credit Agreement to the contrary, no amendment, modification or waiver shall increase a Bank's Warehouse Line Commitment without the prior written consent of the Company, the Agent and such Bank; provided, however, the consent of the other Banks shall not be required to implement an increase to the Total Warehouse Line Commitment whether such increase shall be on a temporary or permanent basis. Further, notwithstanding anything to the contrary in this SECTION 9.20 or elsewhere in this Credit Agreement, (y) with the approval of the Requisite Banks, the Agent may temporarily waive or suspend one or more of this Credit Agreement's eligibility requirements or conditions for a particular grouping of Loans to qualify as Eligible Collateral where their failure to so qualify is beyond the Company's reasonable control and if the Agent and the Requisite Banks believe at the time of such temporary waiver or suspension that the factors which apparently caused such disqualification will be eliminated in a reasonably short time, and (z) in addition to the provisions of the foregoing subclause (y) Agent may, in its sole discretion, warehouse or continue to warehouse Loans ("Discretionary Loans") which would otherwise fail to qualify as Eligible Collateral or waive or temporarily suspend or delay any obligation of the Company hereunder in connection with such Discretionary Loans, including, without limitation, suspension of any mandatory prepayment due in connection with such Discretionary Loans, so long as the aggregate Advances outstanding at any one time against such Discretionary Loans shall not exceed Five Million

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Dollars ($5,000,000.00). Each Loan which the Agent warehouses or continues to warehouse as a particular type of Loan pursuant to subclause (y) or (z) above, shall, for the entire time such Loan is warehoused pursuant to such subclause, be treated as such particular type of Loan for all purposes under this Credit Agreement and each of the other Loan Documents."

         12. SECTION 10.16 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  10.16 Joint and Several Liability of United and Vision. Each of United and Vision (each an "obligor) shall be liable for all amounts due to the Agent and to the Banks under this Credit Agreement and under each of the other Loan Documents, regardless of which of United or Vision actually receives the Advances or other extensions of credit hereunder or the manner in which the Agent or the Banks account for such Advances on their books and records. The Secured Obligations shall be primary obligations of each of United and Vision hereunder and under each of the other Loan Documents. The Secured Obligations arising as a result of the joint and several liability of United and Vision hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Secured Obligations of the other obligor or of any promissory note or other document evidencing all or any part of the Secured Obligations of the other obligor, (ii) the absence of any attempt to collect the Secured Obligations from the other obligor, any other guarantor or any other security therefore, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Agent and/or the Banks with respect to any provision of any instrument evidencing the Secured Obligations of the other obligor, or any part thereof, or any other agreement now or hereafter executed by the other obligor and delivered to the Agent and/or the Banks, (iv) the failure by the Agent and the Banks to take any steps to perfect and maintain their security interests in, or to preserve their rights to, any security or collateral for the Secured Obligations of the other obligor, (v) the Agent's or the Banks' election, in any preceding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interests by the other obligor, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Agent's or Banks' claim(s) for the repayment of the Secured Obligations of the other obligor under
Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of any guarantor or of the other obligor. With respect to the Secured Obligations arising as a result of the joint and several liability of United and Vision, each of United and Vision waives, until the Secured Obligations have been paid in full and the Credit Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and the Banks now have or may have hereafter against either obligor, any endorser or any guarantor of all or any part of the Secured Obligations, in any benefit of, in any right to participate in, any security or collateral given to the Agent or to the Banks to secure payment of the Secured Obligations or any other liability of United or Vision to the Agent and the Banks. Upon any Event of Default, the Agent and the Banks may proceed directly and at once, without notice, against either or both of United or Vision to collect and recover the full amount, or any portion of the Secured Obligations, without first proceeding against the other obligor or any other Person, or against any security or collateral for the Secured Obligations. Each of United and Vision consents and agrees that the Agent and the Banks shall be under no obligation to marshaling any assets in favor of either or both of United or Vision or against or in payment of any or all of the Secured Obligations."

         13. The Existing Credit Agreement is hereby amended by amending and restating EXHIBITS A, B, C-1, C-2, C-3, C-4, C-5, E, J-1 AND J-2 AND SCHEDULE
6.1 thereof to read in their entirety as set forth on EXHIBITS A, B, C-1, C-2, C-3, C-4, C-5, E, J-1 AND J-2 AND SCHEDULE 6.1 attached to this Eighth Amendment and made a part hereof by this reference.

         14. The Existing Credit Agreement and each of the other Loan Documents are hereby amended to require that any notice to be provided thereunder to either Vision or the Company shall be sent to the following address (in addition to all other addresses currently provided therein):

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                                                Vision Mortgage Group, Inc.
                                                3910 N. Mulford Road
                                                Rockford, Illinois 61114
                                                Attn:    _________________
                                                Fax:     (____) ___________
                                                Ph:      (____) ___________

         15. The Company represents and warrants that no Event of Default has occurred to date under the Existing Credit Agreement or any other Loan Document and that no Unmatured Event of Default currently exists under any of the Loan Documents.

         16. This Eighth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

         17. This Eighth Amendment shall be effective as of the date of delivery to the Agent of each of the following: (i) this Eighth Amendment and each of the other agreements and instruments referred to herein or related hereto, each duly executed by each of the parties thereto, (ii) the Warehouse Notes and Swing Note, each as redefined herein, each duly executed by United and Vision, (iii) an Amended and Restated Intercreditor Agreement duly signed by the Company, the Agent, Credit Suisse First Boston Mortgage Capital, LLC and Austin Bank of Chicago, (iv) an amended and restated fee letter, an updated covenant compliance certificate, updated disclosures, updated insurance certificates, updated UCC search results and authorizing resolution, and updated authorized signer letters from each of United and Vision, and (v) all such other security documents, opinions, instruments and certificates as may be required by Agent or its counsel in order to consummate the transactions contemplated herein.

         18. This Eighth Amendment and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

         19. This Eighth Amendment shall be binding upon, and shall inure to the benefit of, the Company, the Banks and the Agent and their respective successors and assigns.

         20. This Eighth Amendment and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Eighth Amendment shall be enforceable unless in writing signed by the party against whom enforcement is sought.

         21. Each of United and Vision hereby makes, declares, ratifies and/or reaffirms, as applicable, all of the representations, warranties, covenants, agreements and obligations set forth in the Existing Credit Agreement and each of the other Loan Documents, as amended and modified hereby, as each of the same apply to United and Vision individually or collectively as the Company (as redefined herein), as applicable.

         22. Notwithstanding anything to the contrary contained herein or in the Security Agreement or other Loan Documents, the term "Company" as used in the Security Agreement and each of the other Loan Documents shall have the meaning given to it in this Seventeenth Amendment and shall mean United and Vision as joint and several co-borrowers and co-debtors, as applicable. Without limiting the generality of the foregoing, United and Vision expressly covenant and agree that pursuant to the amendments provided for in this Seventeenth Amendment, (i) the pledge, assignment, transfer and grant of security interest set forth in the

Security Agreement is made by both United and Vision and (ii) the Collateral described in the Security Agreement shall include all of the right, title and interest of United and Vision in the property described therein. Further, United and Vision do hereby authorize the Agent, on behalf of the Banks, to, at any time and from time to time, file in any one or more jurisdictions financing statements that describe the Collateral (as such term shall apply to United and Vision as the collectively redefined "Company" herein), together with continuation statements thereof and amendments thereto, without the signature of either United or Vision and which contain any information required by the Kentucky Uniform Commercial Code or the Uniform Commercial Code, as revised, applicable to such jurisdiction for the sufficiency or filing office acceptance of any financing statements, continuation statements or amendments.

         [The remainder of this page has been intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to Amended and Restated Warehousing Credit Agreement to be duly executed as of the day and year first above written.


                                            UNITED FINANCIAL MORTGAGE CORP.


                                            By:   /s/ Steve Khoshabe
                                                   ---------------------------

                                            Title:   President
                                                   ---------------------------



                                            VISION MORTGAGE GROUP, INC.


                                            By:   /s/ Steve Khoshabe
                                                   ---------------------------

                                            Title:     Chairman
                                                   ---------------------------


                                                (collectively, the "Company")


                                            NATIONAL CITY BANK OF KENTUCKY


                                            By: /s/ Gary Sieveking

                                            Title:  Senior Vice President
                                                   ---------------------------

                                            BANK ONE, NA


                                            By: /s/ Lauren Blumenschein
                                                   ---------------------------

                                            Title: Commercial Banking Officer
                                                   ---------------------------



                                            COMERICA BANK


                                            By:    /s/ Robert W. Marr
                                                   ---------------------------

                                            Title: Vice President
                                                   ---------------------------

                                            COLONIAL BANK, N.A.


                                            By:    /s/_Amy J. Nunneley
                                                   ---------------------------

                                            Title: Senior Vice President
                                                   ---------------------------




                                            HSBC BANK USA, NA


                                            By:    /s/ Paul C. Battaglia
                                                   ---------------------------

                                            Title: Vice President
                                                   ---------------------------


                                            (collectively, the "Banks")




                                            NATIONAL CITY BANK OF KENTUCKY


                                            By:    /s/ Gary Sieveking
                                                   ---------------------------

                                            Title: Senior Vice President
                                                   ---------------------------


                                                      (the "Agent")